EXHIBIT 10.6

                       SECOND AMENDMENT TO LOAN AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AGREEMENT is made and entered into as of the 1st day of March, 1995, by and among HEICO CORPORATION, a Florida corporation ("Heico"), HEICO AEROSPACE CORPORATION, a Florida corporation, f/k/a HEICO CORPORATION, a Florida corporation ("Aerospace"; collectively with Heico, "Borrower"), and SUNBANK/SOUTH FLORIDA, NATIONAL ASSOCIATION ("Lender").

                                    RECITALS

         WHEREAS, Borrower and Lender have previously entered into that certain Loan Agreement dated February 28, 1994, as previously amended by that certain First Amendment to Loan Agreement and Reaffirmation Agreement dated as of October 13, 1994 (collectively, the "Loan Agreement"), pursuant to which Heico obtained extensions of credit of up to Four Million Nine Hundred Ninety Thousand Dollars ($4,990,000.00) for the purposes specified in the Loan Agreement;

         WHEREAS, Borrower and Lender wish to increase and modify the loan from Lender to Heico, such that the loan shall hereafter consist of a revolving line of credit in the amount of Seven Million Dollars ($7,000,000.00) (the "Loan"), which shall be used by Borrower and HEICO-NEWCO, INC., a Florida corporation ("Newco"), to acquire companies engaged in businesses similar to that of Aerospace or its subsidiaries; shall be used by MEDITEK HEALTH CORPORATION, a Florida corporation ("Meditek"), to acquire medical centers which are engaged in any business activity which would not represent a material change from the kind of business activity currently engaged in by Meditek or its subidiaries; and shall additionally be used by Borrower, Newco and Meditek for working capital and other general corporate purposes, subject to the terms and conditions set forth in the Loan Agreement, as modified herein; and

         WHEREAS, Borrower and Lender now wish to modify the Loan Agreement as hereinafter provided.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the loans or extensions of credit heretofore, now or hereafter made or to be made for the benefit of Borrower by Lender, the parties do hereby agree as follows:

         1. The foregoing recitals are hereby acknowledged to be true and correct and are incorporated herein by reference.

         2. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

         3. From and after the date hereof, all references in the Loan Agreement to the Loan shall mean and refer to the Loan (as defined herein).

         4. Subsection 1.2(a) of the Loan Amendment is hereby amended and restated so that, from and after the date hereof, such Subsection shall read in its entirety as follows:

                  (a) "ADVANCE": A disbursement by a Lender of a portion of the Loan proceeds to be funded to Heico, in accordance with the terms and provisions of this Agreement, to be utilized as provided in this Agreement.

         5. Subsection 1.2(k) of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, such Subsection shall read in its entirety as follows:

                  (k) "CASH COLLATERAL ACCOUNT": A Yield Restricted Cash Collateral Account pledged by Aerospace in favor of Lender under the terms and provisions of the Reimbursement Agreement as security for the Reimbursement Agreement into which the sum of (i) Sixteen Thousand Five Hundred ($16,500.00) Dollars (through June 28, 1995) and (ii) Eight Thousand Two Hundred Fifty ($8,250.00) Dollars (after June 28, 1995) per month shall be funded, said monthly payments to be funded at the time of Closing and monthly thereafter, until the earlier of such time as the sum of One Million Nine Hundred Eighty Thousand ($1,980,000.00) Dollars has been funded into the Cash Collateral Account or until the expiration of the Letter of Credit.

         6. Subsection 1.2(v) of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, such Subsection shall read in its entirety as follows:

                  (v) "GUARANTOR(S)": Individually and collectively, JET AVION CORPORATION, a Florida corporation, JET AVION HEAT TREAT CORPORATION, a Florida corporation, LPI INDUSTRIES CORPORATION, a Florida corporation, AIRCRAFT TECHNOLOGY, INC., a Florida corporation, MEDITEK, MEDITEK INDUSTRIES, INC., a Florida corporation, and HEICO-NEWCO, INC., a Florida corporation, as to the Loan, the Reimbursement Agreement and all obligations associated therewith, and, in connection with guaranteeing repayment of the Reimbursement Agreement and all obligations associated therewith - Heico, and, in connection with guaranteeing repayment of the Loan and all obligations associated therewith - Aerospace. All of the above Guarantors shall jointly and severally guarantee repayment and performance of the Loan, the Reimbursement Agreement and all obligations of each Borrower to Lender associated therewith.

         7. Subsection 1.2(w) of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, such Subsection shall read in its entirety as follows:

                  (w) "GUARANTYS": Collectively, the Absolute Unconditional and Continuing Guarantys executed by each Guarantor in favor of Lender, as modified and/or reaffirmed from time to time, guaranteeing repayment of the Loan, the Reimbursement Agreement and all obligations of each Borrower associated therewith.

         8. Subsection 1.2(dd) of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, such Subsection shall read in its entirety as follows:

                  (dd) "MATURITY DATE": As to the Loan, April 30, 1997, unless extended pursuant to Section 2.6 hereof. As to the Letter of Credit, five (5) years from the date of the issuance of the Letter of Credit.

         9. Subsection 1.2(ee) of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, such Subsection shall read in its entirety as follows:

                  (ee) "MORTGAGE DOCUMENTS": Collectively, that certain Mortgage and Security Agreement dated as of the 1st day of March 1988, executed by Aerospace, formerly known as Heico Corporation, a Florida corporation, as mortgagor, and Broward County, Florida and NCNB, as mortgagees, recorded in Official Records Book 15307, Page 520, Broward County's interest being assigned to Mellon Bank, N.A. by Broward County, Florida by instrument dated March 1, 1988, and recorded on March 30, 1988 in Official Records Book 15307, Page 544, as assigned to Assignee by virtue of Assignment of Mortgage from NCNB dated February 28, 1994, as modified by Mortgage Modification Agreement dated February 28, 1994, and recorded on March 3, 1994 in Official Records Book 21825, Page 1 (collectively, the "First Mortgage"), together with a Second Mortgage Deed and Security Agreement dated as of February 28, 1994, in the amount of Two Million ($2,000,000.00) Dollars executed by Aerospace in favor of Lender, and recorded on March 3, 1994, in Official Records Book 21825, Page 12, as modified by Mortgage Modification Agreement (Second Mortgage) dated as of March 1, 1995 (collectively, the "Second Mortgage"), both mortgages, as modified, being recorded in the Public Records of Broward County, Florida and encumbering the property located at 3000 Taft Street, Hollywood, Florida 33021 (the "Property"), said Second Mortgage executed as security for Aerospace's Guaranty of the Loan, together with an Assignment of Rents, Leases and Deposits and UCC-1 Financing Statements executed in connection therewith.

         10. Subsection 1.2(ff) of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, such Subsection shall read in its entirety as follows:

                  (ff) "NOTE": A Consolidation Master Revolving Promissory Note in the principal amount of Seven Million Dollars ($7,000,000.00) from Heico to Lender dated June 29, 1995, and any modifications, amendments or renewals thereof, evidencing the Loan, which Note consolidates (i) that certain Master Revolving Promissory Note in the principal amount of Two Million Ten Thousand Dollars ($2,010,000.00) from Heico to Lender dated June 29, 1995, and (ii) that certain Modification Master Revolving Promissory Note in the principal amount of Four Million Nine Hundred Ninety Thousand Dollars ($4,990,000.00) from Heico to Lender dated June 29, 1995 (which in turn modifies that certain Modification Master Revolving Promissory Note in the principal amount of Four Million Nine Hundred Ninety Thousand Dollars ($4,990,000.00) from Heico to Lender dated October 13, 1994, which modified that certain Master Revolving

         Promissory Note in the principal amount of Four Million Nine Hundred Ninety Thousand Dollars ($4,990,000.00) from Heico to Lender dated February 28, 1994).

         11. Subsection 1.2(ll) of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, such Subsection shall read in its entirety as follows:

                  (ll) "SECURITY AGREEMENTS": Security Agreements, as modified and/or reaffirmed from time to time, from each Borrower and each Guarantor (other than Meditek and Meditek Industries, Inc.) to Lender securing the Note, the Loan Agreement and the Guarantys, as applicable, which shall provide valid first liens (subject to the "Permitted Liens" as set forth herein) on the personal property identified in the Security Agreements.

         12. The following Subsection 1.2(tt) is hereby added to the Loan Agreement, effective from and after the date hereof:

                  (tt) "ELIGIBLE RECEIVABLES": Those accounts receivable of Aerospace and Newco arising in the normal and ordinary course of business which are no more than ninety (90) days old, or one hundred and fifty (150) days old (in the case of accounts receivable with ninety (90) day terms only), from the original invoice date, according to the original terms of sale and the payment of which is not in dispute and in which the Lender has a first priority security interest. The Lender may treat any account receivable or any portion thereof, as ineligible: (i) if any warranty contained in this or any related agreement is breached with respect thereto; (ii) if the customer or account debtor has filed a petition for bankruptcy or any other application for relief under the Bankruptcy Act, assigned for the benefit of creditors, or if any petition or any other application for relief under the Bankruptcy Act has been filed against the said customer or account debtor, or if the customer or account debtor has failed, suspended business, become insolvent, or had or suffered a receiver or trustee to be appointed for any of its assets or affairs;
         (iii) if the customer or account debtor is located outside the United States; provided, however, that up to ten percent (10%) of Eligible Receivables may consist of accounts receivable from account debtors located in Canada; (iv) if more than twenty percent (20%) of the customer's or account debtor's account receivables are more than one hundred and twenty (120) days old from the date of the original invoice representing the account receivable, then all of such customer's or account debtor's account receivables shall be ineligible; (v) to the extent any portion of the account receivable represents finance and service charges due and owing to Aerospace or Newco from said account debtor; (vi) if the account receivable represents sums due and owing for work and/or service currently being rendered by Aerospace but not yet completed by Aerospace; (vii) if the account receivable is due and owing from an affiliate corporation or related entity of Aerospace or Newco or represents an intercompany account; (viii) if the account receivable represents a consignment sale or warranty work; (ix) if the account receivable represents sums due and owing from an employee of Aerospace or Newco; (x) if the account receivable represents retainage under and owing to Aerospace or Newco; (xi) if the account receivable represents the billing for inventory which has not been delivered to said account debtor;

         (xii) if the account receivable represents a Bill and Hold Invoice for items which have been billed and are not yet due and payable; or (xiii) if the Lender believes, in its credit judgement in Lender's reasonable discretion, that collection of such account receivable is insecure or that it may not be paid by reason of financial inability to pay or otherwise or that such account receivable is not suitable for use as collateral hereunder.

         13. The following Subsection 1.2(uu) is hereby added to the Loan Agreement, effective from and after the date hereof:

                  (uu) "ELIGIBLE INVENTORY": All inventory of raw materials and finished goods then owned by Aerospace and Newco and held for sale in the ordinary course of business as then conducted. However, Eligible Inventory shall not include any item of inventory that: (i) is not in good condition or of merchantable quality; (ii) is defective or does not meet the established specifications of Aerospace or Newco, as applicable, for its type; (iii) is obsolete or infrequently sold (unless the subject of a current purchase order); (iv) is held by any person other than Aerospace, Newco or a party to a bailment agreement with the Lender (in such form and substance as may be acceptable to the Lender); (v) is located at any location other than Aerospace's or Newco's principal place of business; (vi) is located on any leased premises where the landlord is not a party to a waiver and access agreement with the Lender (in such form as may be acceptable to the Lender); (vii) is located at any location outside the United States of America; (viii) is subject to any prior lien, encumbrance or claim so that the Lender does not hold a perfected first priority security interest in the inventory; (ix) is the subject of any financing statement, lien or other encumbrance other than in favor of the Lender; or (x) is the subject of any other person's claim of ownership, whether legal, beneficial or otherwise. Eligible Inventory shall exclude any inventory on which the Lender, for any reason, does not hold a perfected security interest subject to no prior liens or claims. In addition, Lender has the right to deem any inventory as ineligible for lending purposes if it is not in the Lender's reasonable judgment adequately documented by Aerospace's books and records.

         14. The following Subsection 1.2(vv) is hereby added to the Loan Agreement, effective from and after the date hereof:

                  (vv) "THREE YEAR ADVANCE": An Advance of the Loan proceeds utilized for the acquisition of a medical center which is engaged in any business activity which would not represent a material change from the kind of business activity currently engaged in by Meditek or its subidiaries, or for the acquisition of a company engaged in a business similar to that of Aerospace or its subsidiaries, and the purchase agreement for which provides for installment payments of the purchase price over a period of less than four (4) years.

         15. The following Subsection 1.2(ww) is hereby added to the Loan Agreement, effective from and after the date hereof:

                  (ww) "FOUR YEAR ADVANCE": An Advance of the Loan proceeds utilized for the acquisition of a medical center which is engaged in any business activity which would not represent a material change from the kind of business activity currently engaged in by Meditek or its subidiaries, or for the acquisition of a company engaged in a business similar to that of Aerospace or its subsidiaries, and the purchase agreement for which provides for installment payments of the purchase price over a period of four (4) or more years.

         16. From the date hereof through JUNE 29, 1995, Section 2.1 of the Loan Agreement shall remain as provided in the Loan Agreement. On JUNE 30, 1995,
Section 2.1 of the Loan Agreement shall be amended and restated so that, from and after such date, such Section shall read in its entirety as follows:

                  2.1 Provided there does not exist an Event of Default, and no event with which notice or lapse of time or both would become such an Event of Default, and does not exist an event which would otherwise constitute an Event of Default but for the terms and conditions set forth in Article 14.17 herein, and subject to the terms and provisions of this Agreement, Lender will under the Note, lend or advance for the account of Borrower from time to time through the Maturity Date, and Borrower may borrow, repay and re-borrow, such amounts as may be required for the purpose of providing acquisition financing to Borrower or on behalf of Newco to purchase companies engaged in businesses similar to that of Aerospace or its subsidiaries; to provide acquisition financing on behalf of Meditek to acquire medical centers which are not engaged in any business activity which would represent a material change from the kind of business activity currently engaged in by Meditek or its subidiaries; and for working capital and other general corporate purposes of Borrower, Newco and Meditek. Advances under the Loan will be funded to Borrower. All Advances under the Loan will be secured by all collateral set forth in the Guarantys, the Second Mortgage, the Security Agreements, this Agreement and all other Loan Documents (other than the First Mortgage). Advances shall bear interest and be repayable as provided in the Note. The aggregate amount advanced under the Loan outstanding shall not at any time be less than One Thousand Dollars ($1,000.00) or exceed the lesser of: (i) Seven Million Dollars ($7,000,000.00); or (ii) the value of Margined Asset Values (which shall mean the aggregate of (A) eighty percent (80%) of Eligible Receivables plus (B) fifty percent (50%) of the value of Eligible Inventory, as determined at the lower of cost or fair market value plus (C) ninety percent (90%) of the orderly liquidation value of Aerospace's and Newco's machinery and equipment plus (D) seventy-five percent (75%) of the appraised value (as determined by the most recent appraisal delivered to Lender) of the Property less (aa) the current stated amount of the Letter of Credit plus (bb) the balance in the Cash Collateral Account). In the event the amount outstanding under the Note at any time exceeds the permitted amount, said excess shall bear interest at the rate set forth in the Note and shall be due and payable in full UPON DEMAND. Borrower shall deliver to Lender within sixty (60) days after the end of each fiscal quarter, a report in the form attached hereto as Exhibit "A" (each an "Asset Report") itemizing the Margined Asset Values at the end of such fiscal quarter, and the acquisitions made by

         Meditek and/or Aerospace during said fiscal quarter, together with a Certificate of Complaince and No Default in the form attached hereto as Exhibit "B" (each a "Compliance Certificate").

         17. The following Section 2.5 is hereby added to the Loan Agreement, effective from and after the date hereof:

                  2.5 In connection with the Loan, a fee in arrears shall be due and owing from Borrower to Lender beginning on September 30, 1995, and on the last day of each fiscal quarter thereafter, in an amount equal to one-quarter of one percent (0.25%) per annum of the maximum principal amount of the Loan less the average outstanding principal balance of the Note, and an additional loan fee shall be due and owing from Borrower to Lender in an amount equal to one-quarter of one percent (0.25%) of the amount of each Advance under the Note which is converted to a term loan, payable at the time such Advance is so converted.

         18. The following Section 2.6 is hereby added to the Loan Agreement, effective from and after the date hereof:

                  2.6 On or before April 30 in each year, commencing on April 30, 1996, Lender shall determine, in its sole and absolute discretion, whether to extend the Maturity Date of the Loan for one (1) additional year. If Lender elects to make any such extensions of the Maturity Date, and assuming Borrower elects to accept such extensions, Borrower shall execute such amendments to the Loan Agreement and other documents as shall be reasonably required by Lender in connection with each such extension. Nothing contained herein shall obligate Lender to make any such extension of the Maturity Date, or obligate Borrower to accept any such extension.

         19. Section 3.1 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, such Section shall read in its entirety as follows:

                  3.1 Each Advance to the Borrower under the Loan shall be made by the Lender upon written request of the Borrower stating the date on which the Advance is to be made (the "Borrowing Date"), the estimated purpose of the Advance (i.e., for acquisitions or working capital) and the principal amount of the Advance requested, said Advance Request to be delivered at least two (2) business days prior to the date of the Advance. In the event of any disagreement between Borrower and Lender as to whether an Advance constitutes a working capital advance or an acquisition advance, the reasonable determination of Lender shall control and be binding. The above set forth written request forms may be sent via facsimile, to be immediately followed by delivery of the original forms to Lender. Borrower shall be entitled to obtain no more than six (6) Advances during each loan year (i.e., from the first day of May through the last day of April, and shall not be entitled to obtain any Advances after the Maturity Date.

         20. Section 3.3 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, such Section shall read in its entirety as follows:

                              INTENTIONALLY DELETED

         21. The first sentence of Article 6 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, such sentence shall read in its entirety as follows:

         The proceeds of the Loan shall be used by Borrower and Newco to acquire companies engaged in businesses similar to that of Aerospace or its subsidiaries; shall be used by Meditek to acquire medical centers which are engaged in any business activity which would not represent a material change from the kind of business activity currently engaged in by Meditek or its subsidiaries; and shall additionally be used by Borrower, Newco and Meditek for working capital and other general corporate purposes.

         22. Section 8.19 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, such Section shall read in its entirety as follows:

                  8.19 In connection with each Advance which is converted to a term loan under the Loan, Borrower shall provide to Lender such documentation and information as Lender shall reasonably request in order for Lender to perform an analysis of the Medical Center or other acquisition funded with the Advance and/or to evaluate the value of Margined Asset Values.

         23.      The following language is hereby added to the end of Section
8.23 of the Loan Agreement, effective from and after the date hereof:

         Borrower and Lender specifically acknowledge and agree that Newco shall be allowed to transfer assets to Meditek or any of its subsidiaries; provided, however that such transfers shall not exceed One Hundred Thousand and 00/100 Dollars ($100,000.00) in the aggregate during any fiscal year of Newco. In addition, Borrower and Lender acknowledge and agree that Aerospace shall be permitted to transfer certain (but not substantially all) of its assets to Newco.

         24. Section 8.24 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, such Section shall read in its entirety as follows:

                  8.24 Borrower and the Guarantors on a consolidated basis shall maintain a minimum tangible net worth of Thirteen Million ($13,000,000.00) Dollars at all times during the term of the Loan.

         25. Section 8.32 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, such Section shall read in its entirety as follows:

                  8.32 Provided that no Event of Default hereunder has occurred and is continuing, and no event with which notice or lapse of time or both would become such an Event of Default, and that Borrower is otherwise in compliance with the terms and provisions of this Agreement, additional negotiated debt, lease obligations and guaranties of Borrower and all Guarantors shall not be limited. However, Borrower and the Guarantors shall provide notice to Lender of any recourse obligations, any negotiated debt or guaranties in excess of Two Hundred Fifty Thousand ($250,000.00) Dollars and in increments of One Hundred Thousand ($100,000.00) Dollars thereafter.

         26.      The following language is hereby added to the end of Section
8.35 of the Loan Agreement, effective from and after the date hereof:

         Notwithstanding the foregoing, Aerospace shall be permitted to transfer certain (but not substantially all) of its assets to Newco.

         27. Section 8.36 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, such Section shall read in its entirety as follows:

                              INTENTIONALLY DELETED

         28. Section 8.37 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, such Section shall read in its entirety as follows:

                  8.37 There shall be no subordinate financing of the property included in the collateral encumbered by the Loan Documents. Borrower shall, however, be permitted to provide a purchase money security interest in new equipment purchased by Borrower (it being acknowledged that for purposes of this Agreement, a purchase money security interest shall be deemed to include a security interest provided to Eagle National Bank ("Eagle") in connection with advances effectuated under a $1,600,000.00 line of credit, which advances reimburse the applicable borrower for the purchase of a specific piece of new equipment, and, for which advance Eagle files a UCC-1 Financing Statement encumbering the particular piece of new equipment financed by Eagle), provided that Borrower shall provide Lender with not less than thirty (30) days prior written notice of a purchase of new equipment, which will replace existing equipment in which Lender has a first priority security interest.

         29. The following Section 8.41 is hereby added to the Loan Agreement, effective from and after the date hereof:

                  8.41 Borrower shall at all times maintain a ratio of Total Funded Debt divided by Earnings Before Interest Expense and Taxes plus Depreciation and Amortization

         (EBITDA) of less than 4.0 to 1. The foregoing ratio shall be calculated on an annualized rolling four quarter basis at the end of each fiscal quarter. For purposes of this section, "Funded Debt" shall mean all indebtedness for money borrowed, purchase money mortgages, capitalized leases, conditional sales contracts and similar title retention debt instruments, including any current maturities of such indebtedness, which by its terms matures more than one year from the date of any calculation thereof and/or which is renewable or extendable at the option of the obligor to a date beyond one year from such date. The calculation of "Total Funded Debt" shall include (i) all Funded Debt of the Borrower and its subsidiaries, plus all Funded Debt of other entities or persons, other than subsidiaries, which has been guaranteed by the Borrower or any subsidiary or which is supported by a letter of credit issued for the account of the Borrower or any subsidiary, and
         (ii) the redemption amount with respect to any stock of the Borrower or its subsidiaries required to be redeemed within the next twelve months.

         30. The following Section 8.42 is hereby added to the Loan Agreement, effective from and after the date hereof:

                  8.42 The Borrower shall at all times maintain a ratio of Earnings Before Interest Expense and Taxes (EBIT) and Operating Lease Expense divided by Interest Expense and Operating Lease Expense of greater than 1.75 to 1. The foregoing ratio shall be calculated on an annualized rolling four quarter basis at the end of each fiscal quarter.

         31. The following Section 8.43 is hereby added to the Loan Agreement, effective from and after the date hereof:

                  8.43 Heico shall at all times maintain a controlling interest (voting and equity), which also represents an ownership interest of not less than fifty-one percent (51%), in Meditek.

         32. The following Section 8.44 is hereby added to the Loan Agreement, effective from and after the date hereof:

                  8.44 Borrower shall provide to Lender on a monthly basis, within thirty (30) days after the end of each month, a breakdown of the contribution by each Medical Center to Meditek's gross revenue and net income.

         33. The following Section 8.45 is hereby added to the Loan Agreement, effective from and after the date hereof:

                  8.45 Borrower shall provide to Lender an Asset Report within sixty (60) days (or, upon reasonable notice from lender, within forty-five (45) days) after the end of each fiscal quarter in each fiscal year of Borrower.

         34. Heico and Lender acknowledge that subsequent to the execution of this Amendment, Heico may change the name of its subsidiary, HEICO-Newco, Inc., a Florida corporation ("Newco"). Within ten (10) business days after the filing of Articles of Amendment amending the Articles of Incorporation of Newco to effectuate such name change, Heico shall provide a filed copy of such Articles of Amendment to Lender, and shall cause Newco to execute such UCC-3 Statements of Change, amendments and reaffirmations to security agreements and guaranties, and such other documents as Lender shall reasonably require to continue perfection of Lender's security interests and Newco's obligations under all Loan Documents executed by it. The failure of Heico and Newco to fully comply with the requirements of this paragraph within thirty (30) days after the date of filing of the Articles of Amendment for Newco shall be and constitute an Event of Default under the Loan Agreement.

         35. Borrower warrants and represents that all representations and warranties contained in the Loan Agreement are true and correct on the date hereof as if made on the date hereof, and that Borrower is not in default on the date hereof under any of the terms of the Loan Agreement or any of the Loan Documents to which it is a party.

         36. In the event of any inconsistencies between the terms of the Loan Agreement and the terms of this Amendment, the terms and provisions of this Amendment shall supersede and control. Except as modified herein, the terms and provisions of the Loan Agreement are hereby ratified and confirmed in all respects and shall remain unchanged and in full force and effect from and after the date hereof.

         37. AS A MATERIAL INDUCEMENT FOR LENDER TO AMEND THE LOAN AGREEMENT PURSUANT TO THIS AMENDMENT, BORROWER COVENANTS WITH AND WARRANTS UNTO LENDER, AND ITS AFFILIATES AND ASSIGNS, THAT THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSETS AGAINST LENDER RELATING IN ANY WAY TO THE NOTE, THE LOAN AGREEMENT OR OTHER ASSOCIATED LOAN DOCUMENTS, THROUGH THE DATE HEREOF, OR THE OBLIGATION OF BORROWER TO PAY THE INDEBTEDNESS TO THE LENDER EVIDENCED BY THE NOTE OR OTHERWISE.

         38. AS A MATERIAL INDUCEMENT FOR LENDER TO AMEND THE LOAN AGREEMENT PURSUANT TO THIS AMENDMENT, BORROWER DOES HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER, IN LAW OR IN EQUITY, WHICH BORROWER EVER HAD, NOW HAS OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF BORROWER HEREAFTER CAN, SHALL OR MAY HAVE AGAINST LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING

WHATSOEVER RELATING IN ANY WAY TO THE NOTE, THE LOAN AGREEMENT AND OTHER ASSOCIATED LOAN DOCUMENTS, THROUGH THE DATE HEREOF. BORROWER FURTHER EXPRESSLY AGREES THAT THE FOREGOING RELEASE AND WAIVER AGREEMENT IS INTENDED TO BE AS BROAD AND INCLUSIVE AS IS PERMITTED BY THE LAWS OF THE STATE OF FLORIDA.

         39. LENDER AND BORROWER HEREBY MUTUALLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE LOAN AGREEMENT AND ANY AGREEMENT CONTEMPLATED OR TO BE EXECUTED IN CONJUNCTION THEREWITH, UNDER ANY OF THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY. BORROWER ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO LENDER IN ACCEPTING THIS AMENDMENT, AND THAT LENDER WOULD NOT HAVE ACCEPTED THIS AMENDMENT WITHOUT THIS JURY TRIAL WAIVER. BORROWER ACKNOWLEDGES THAT BORROWER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY REGARDING THIS JURY TRIAL WAIVER, AND UNDERSTANDS THE LEGAL EFFECT OF THIS JURY TRIAL WAIVER. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. LENDER HAS IN NO WAY AGREED WITH OR REPRESENTED TO BORROWER OR ANY OTHER PARTY THAT THE PROVISIONS OF THIS JURY TRIAL WAIVER WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Signed, sealed and delivered in             BORROWER:
the presence of:

                                            HEICO CORPORATION,
                                            a Florida corporation

______________________________              By:  /S/  THOMAS S. IRWIN
                                                 -----------------------------
                                            Its   EXECUTIVE VICE PRESIDENT

______________________________
                                                    (Corporate Seal)

                                            HEICO AEROSPACE CORPORATION,
                                            a Florida corporation,
                                            f/k/a HEICO CORPORATION,
                                            a Florida corporation

______________________________              By: /S/  THOMAS S. IRWIN
                                                ------------------------------
                                            Its  VICE CHAIRMAN AND TREASURER

______________________________
                                                   (Corporate Seal)


                                            LENDER:

                                            SUNBANK/SOUTH FLORIDA,
                                            NATIONAL ASSOCIATION

______________________________              By: /S/ DORMAN C. PARRISH
                                                ------------------------------
                                            Its   VICE PRESIDENT

______________________________